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                                                                   EXHIBIT 10.19

                 FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENTS
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     FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENTS dated as of January 26, 1999
(this "Amendment") among Portfolio Receivables, LLC (the "Seller"), Unisource Worldwide, Inc. ("Unisource"), Asset Securitization Cooperative Corporation (the "Primary Purchaser") and Canadian Imperial Bank of Commerce, as a purchaser (in such capacity, the "Secondary Purchaser," and together with the Primary Purchaser, the "Purchasers") and as servicing agent (in such capacity, the "Servicing Agent").

     WITNESSETH
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WHEREAS, the Seller, Unisource, the Primary Purchaser and the Servicing Agent
entered into that certain Receivables Sale Agreement dated as of October 1, 1997 (the "Primary Sale Agreement");

     WHEREAS, the Seller, Unisource, the Secondary Purchaser and the Servicing Agent entered into that certain Receivables Sale Agreement dated as of October 1, 1997 (the "Secondary Sale Agreement," and together with the Primary Sale Agreement, the "Agreements");

     WHEREAS, the parties hereto wish to amend the Agreements in the manner and on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.  DEFINED TERMS.

     Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2.  AMENDMENTS TO THE PRIMARY SALE AGREEMENT.

     (a) Clause (1) of the definition "Eligible Receivable" in Article I of the Primary Sale Agreement is hereby amended by deleting the number "90" contained therein and substituting in replacement thereof the number "60".

     (b) Article I of the Primary Sale Agreement is hereby amended by deleting the definition "Investment Grade Rating" in its entirety.

     (c) Article II of the Primary Sale Agreement is hereby amended by adding the following sentence at the end thereof:

          The offering facility created by this Agreement shall terminate on April 30, 1999, unless earlier terminated by any party to this Agreement upon notice to the other parties to this Agreement.
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     (d) Section 8.2.1(a)(i) of the Primary Sale Agreement is hereby amended to read in its entirety as follows:

          (i) the Originator's CORPORATE CREDIT rating from Standard & Poor's
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              falls below BB-;

     (e) Section 9.1(k) of the Primary Sale Agreement is hereby amended in its entirety to read as follows:

               (k) The balance sheets of the Originator and its subsidiaries as at September 30, 1998, and the related statements of income and cash flows of the Originator and its subsidiaries for the twelve months then ended, copies of which have been furnished to the Servicing Agent, fairly present the financial condition of the Originator and its subsidiaries as at such date and the results of the operations of the Originator and its subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and since September 30, 1998, there has been no material adverse change in such condition or operations.

SECTION 3.  AMENDMENTS TO THE SECONDARY SALE AGREEMENT.

     (a) Clause (1) of the definition "Eligible Receivable" in Article I of the Secondary Sale Agreement is hereby amended by deleting the number "90" contained therein and substituting in replacement thereof the number "60".

     (b) Article I of the Secondary Sale Agreement is hereby amended by deleting the definition "Investment Grade Rating" in its entirety.

     (c) Section 2.1(c) of the Secondary Sale Agreement is hereby amended to read in its entirety as follows:

          (c)  The Expiration Date shall be April 30, 1999.

     (d) Section 8.2.1(a)(i) of the Secondary Sale Agreement is hereby amended to read in its entirety as follows:

          (ii) the Originator's CORPORATE CREDIT rating from Standard & Poor's
                                ================
               falls below BB-;

     (e) Section 9.1(k) of the Secondary Sale Agreement is hereby amended in its entirety to read as follows:

               (k) The balance sheets of the Originator and its subsidiaries as at September 30, 1998, and the related statements of income and cash flows of the Originator and its subsidiaries for the twelve months then ended, copies of which have been furnished to the Servicing Agent, fairly present the financial condition of the Originator and its subsidiaries as at such date and the results of the operations of the Originator and its subsidiaries for the period ended on such date,

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          all in accordance with GAAP consistently applied, and since September
          30, 1998, there has been no material adverse change in such condition or operations.

SECTION 4.  EFFECTIVE DATE.

     This Amendment and the amendments to the Agreements shall be effective on the first date on which each of the parties hereto shall have executed and delivered one or more counterparts of this Amendment to the Servicing Agent.

SECTION 5.  EXPENSES.

     The Seller agrees to pay on demand all costs and expenses incurred in connection the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Purchasers and the Servicing Agent.

SECTION 6.  EXECUTION IN COUNTERPARTS.

     This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 7.  GOVERNING LAW.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Severability of Provisions.

     Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.  CAPTIONS.

     The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10.  AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT.

     This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the Effective Date be deemed to refer to the Agreements as amended hereby.

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SECTION 11.  NO PROCEEDINGS.

     Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Primary Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes or medium-term notes issued by the Primary Purchaser shall have matured.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.


                             PORTFOLIO RECEIVABLES, LLC


                             By:  ________________________________
                                  Authorized Signatory


                             UNISOURCE WORLDWIDE, INC.


                             By:  ________________________________
                                  Authorized Signatory


                             ASSET SECURITIZATION COOPERATIVE CORPORATION


                             By:  ________________________________
                                  Name:
                                  Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE, as Secondary
                               Purchaser and as Servicing Agent


                             By:  ________________________________

                                  Authorized Signatory

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